                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 21, 1996

                         TRUMP'S CASTLE FUNDING, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

            New Jersey                       1-9029               11-2739203
- ------------------------------      ------------------------   ------------------
(State or other jurisdiction        (Commission File Number)   (I.R.S. Employer
          of incorporation)                                    Identification No.)

       One Castle Boulevard
      Atlantic City, New Jersey                                      08401
- ----------------------------------------                        --------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:              (609) 340-5191

                           TRUMP'S CASTLE ASSOCIATES
                           -------------------------
            (Exact name of registrant as specified in its charter)


            New Jersey                       1-9029               22-2608486
- ------------------------------      ------------------------   ------------------
(State or other jurisdiction        (Commission File Number)   (I.R.S. Employer
          of incorporation)                                    Identification No.)

       One Castle Boulevard
      Atlantic City, New Jersey                                      08401
- ----------------------------------------                        --------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:              (609) 340-5191

ITEM 5:  Other Events.
         ------------

     On May 21, 1996, Trump Hotels & Casino Resorts, Inc. ("THCR"), a Delaware corporation and the general partner of Trump Hotels & Casino Resorts Holdings, L.P. ("THCR Holdings"), announced that THCR Holdings had exercised an option to purchase approximately 90% of the Increasing Rate Subordinated Pay-in-Kind Notes due 2005 of Trump's Castle Funding, Inc. (the "PIK Notes") from an unaffiliated third party for approximately $38.7 million (the "Purchase Price"), in exchange for which THCR Holdings received an aggregate of approximately $59.3 million of PIK Notes. Concurrently with the exercise of the option, THCR Holdings entered into an agreement with Trump's Castle Associates ("Castle Associates") and Donald J. Trump ("Trump"), which grants THCR Holdings a six-month exclusive right to negotiate with Trump and Castle Associates, the owner of Trump's Castle Casino Resort in Atlantic City, New Jersey ("Trump's Castle"), with respect to the acquisition of Trump's Castle (the "Transaction"). If an agreement with respect to the Transaction does not occur within six months, Castle Associates has the right to repurchase from THCR Holdings, for a period of 90 days (the "Castle Repurchase Date"), the PIK Notes for an amount in cash equal to the Purchase Price plus 16% interest thereon (the "Repurchase Price"). In the event that Castle Associates does not repurchase the PIK Notes, Trump has the right to purchase from THCR Holdings, for a period of 90 days following the Castle Repurchase Date, the PIK Notes for an amount in cash equal to the Repurchase Price calculated to the date of such purchase.

     Reference is made to (i) the Agreement, dated as of May 21, 1996, among Trump, Castle Associates and THCR Holdings and (ii) the news release of THCR, dated May 21, 1996, attached as Exhibits hereto. Both Exhibits are incorporated herein by reference.


ITEM 7: Financial Statements and Exhibits.
        ---------------------------------

        (a)-(b): None

        (c) Exhibits:
        ------------

        10.1: Agreement, dated as of May 21, 1996, between Trump, Castle Associates and THCR Holdings
        99.1:  News Release of THCR, dated May 21, 1996

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRUMP'S CASTLE FUNDING, INC..


May 22, 1996                             /s/ Robert E. Schaffhauser
                                         -------------------------------
                                            By:  Robert E. Schaffhausser
                                         Title:  Assistant Treasurer




                                         TRUMP'S CASTLE ASSOCIATES

                                         By:  TC/GP, Inc., its general partner


May 22, 1996                             /s/ Robert E. Schaffhauser
                                         -------------------------------
                                            By:  Robert E. Schaffhausser
                                         Title:  Assistant Treasurer

                                 EXHIBIT INDEX

                                                                Sequentially
Exhibit No.    Description                                      Numbered Page
- -----------    -----------                                      -------------
10.1           Agreement, dated as of May 21, 1996,
               between Donald J. Trump, Trump's
               Castle Associates, and Trump Hotels &
               Casino Resorts Holdings, L.P.

99.1           News Release of Trump
               Hotels & Casino Resorts,
               Inc., dated May 21, 1996